UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 7, 2023
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Applied Bank Blvd, Suite 300, Glen Mills, Pennsylvania 19342
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2023 Annual General Meeting of Members (the “AGM”) of Axalta Coating Systems Ltd. (“Axalta”) held on June 7, 2023, Axalta’s members approved the amendment and restatement of Axalta’s Amended and Restated 2014 Incentive Award Plan (the “2014 Plan”, and as amended and restated, the “Restated Plan”) to, among other things, make 5,600,000 additional common shares available for issuance under the 2014 Plan. The Restated Plan is a long-term incentive plan pursuant to which awards may be granted to employees, consultants or non-employee directors of Axalta and its subsidiaries, including options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards and stock payment awards. A detailed summary of the terms of the Restated Plan is set forth in Proposal No. 3 in Axalta’s definitive proxy statement for the AGM filed with the U.S. Securities and Exchange Commission on April 25, 2023 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Axalta’s AGM was held on June 7, 2023. The matters that were voted upon by Axalta’s members at the AGM and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, as applicable, are set forth below.

At the AGM, Axalta’s members: (i) elected nine directors, each for a term expiring at Axalta’s 2024 Annual General Meeting of Members (the “2024 AGM”); (ii) approved the appointment of PricewaterhouseCoopers LLP as Axalta’s independent registered public accounting firm and auditor until the conclusion of the 2024 AGM and the delegation of authority to Axalta’s Board of Directors, acting through the Audit Committee, to fix the terms and remuneration thereof; (iii) approved the amendment and restatement of the 2014 Plan; and (iv) approved the compensation of Axalta’s named executive officers (“Say on Pay”) for 2022.

Election of Nine Directors:

Name	Votes For	Votes Withheld	Broker-Non-Votes

Jan A. Bertsch	204,465,804	687,185	3,838,416
Steven M. Chapman	201,890,368	3,262,621	3,838,416
William M. Cook	200,605,597	4,547,392	3,838,416
Tyrone M. Jordan	197,076,501	8,076,488	3,838,416
Deborah J. Kissire	180,245,813	24,907,176	3,838,416
Robert M. McLaughlin	201,493,843	3,659,146	3,838,416
Rakesh Sachdev	191,142,767	14,010,222	3,838,416
Samuel L. Smolik	198,410,950	6,742,039	3,838,416
Chris Villavarayan	203,456,174	1,696,815	3,838,416

Appointment of PricewaterhouseCoopers LLP:
Votes For	Votes Against	Abstentions

202,351,016	6,586,134	54,255

Amendment and Restatement of the Amended and Restated 2014 Incentive Award Plan:
Votes For	Votes Against	Broker Non-Votes	Abstentions

198,027,079	7,052,155	3,838,416	73,755

Say on Pay for 2022:
Votes For	Votes Against	Broker Non-Votes	Abstentions

189,519,586	15,558,691	3,838,416	74,712

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	June 8, 2023	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer